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                                                                     Exhibit 4.5
                                                           Execution Counterpart

                               AMENDMENT NO. 1 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 30, 1998 among: UNITED STATIONERS SUPPLY CO., a corporation duly organized and validly existing under the laws of the State of Illinois (together with its successors and assigns, the "COMPANY"); UNITED STATIONERS INC., a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors and assigns, the "GUARANTOR" and, together with the Company, the "OBLIGORS"); each of the lenders identified under the caption LENDERS on the signature pages hereto (individually, a "LENDER" and, collectively, the "LENDERS" ); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                  WHEREAS, the Company, the Guarantor, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of April 3, 1998 (as amended, modified and supplemented and in effect, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by the Lenders to the Company in an aggregate principal amount not exceeding $500,000,000; and

                  WHEREAS, the Company, the Guarantor, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. AMENDMENT. Effective as provided in Section 3 below, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.



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                  2.02.  Section 9.07(c) of the Credit Agreement shall be
amended to read in its entirety as follows:

                  "(c) Indebtedness of any Wholly-Owned Subsidiary of the Company (i) to the Company in an aggregate unpaid principal amount of not more than $100,000,000 or (ii) to any other Wholly-Owned Subsidiary of the Company;"

                  Section 3. EFFECTIVENESS. The amendments to the Credit Agreement set forth in Section 2 above shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterpart of this Amendment No. 1 executed by each of the Obligors and the Lenders constituting the Majority Lenders.

                  Section 4. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



                                       2
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                       UNITED STATIONERS SUPPLY CO.


                                       By /s/ James A. Pribel
                                         --------------------------
                                        Title: Treasurer


                                       UNITED STATIONERS INC.


                                       By /s/ James A. Pribel
                                         --------------------------
                                        Title: Treasurer



                                       3
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                                       LENDERS

                                       THE CHASE MANHATTAN BANK


                                       By /s/ Karen M. Shurf
                                          -------------------------
                                          Title: Vice President

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION


                                       By (Signature Illegible)
                                         --------------------------
                                        Title: Senior Vice President

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By (Signature Illegible)
                                         --------------------------
                                        Title: Vice President

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By (Signature Illegible)
                                         --------------------------
                                        Title: Senior Vice President

                                       ARAB BANKING CORPORATION
                                         (B.S.C.)


                                       By /s/ Grant E. McDonald
                                         --------------------------
                                        Title: Vice President

                                       THE BANK OF NEW YORK


                                       By (Signature Illegible)
                                         --------------------------
                                        Title: Vice President

                                       BANK OF SCOTLAND


                                       By (Signature Illegible)
                                         --------------------------
                                        Title:



                                       4
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                                       BANK ONE, MILWAUKEE, NA


                                       By (Signature Illegible)
                                         --------------------------
                                         Title: Vice President

                                       COMERICA BANK


                                       By (Signature Illegible)
                                         --------------------------
                                        Title: Vice President

                                       THE FIRST NATIONAL BANK OF MARYLAND


                                       By (Signature Illegible)
                                         --------------------------
                                        Title: Senior Vice President

                                       HIBERNIA NATIONAL BANK


                                       By /s/ Stephen H. Birnbaum
                                         --------------------------
                                         Title: Stephen H. Birnbaum
                                                Vice President

                                       KEY CORPORATE CAPITAL INC.


                                       By (Signature Illegible)
                                         --------------------------
                                         Title: Vice President

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LTD., CHICAGO BRANCH


                                       By (Signature Illegible)
                                         --------------------------
                                         Title:

                                       MICHIGAN NATIONAL BANK


                                       By (Signature Illegible)
                                         --------------------------
                                        Title: Relationship Manager



                                       5
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                                       NATIONAL BANK OF CANADA, a Canadian
                                         Chartered Bank


                                       By /s/ Jonathan M. Millard
                                         ----------------------------------
                                         Title: Assistant Vice President


                                       By /s/ Leroy A. Irvin
                                         ----------------------------------
                                         Title: Vice President

                                       TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION


                                       By (Signature Illegible)
                                         ----------------------------------
                                         Title:

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By (Signature Illegible)
                                         ----------------------------------
                                         Title: Loan officer

                                       WACHOVIA BANK, N.A.


                                       By /s/ Debra L. Coheley
                                         ----------------------------------
                                         Title: Senior Vice President

                                       PARIBAS


                                       By /s/ Karen E. Coons
                                         ----------------------------------
                                         Title: Vice President


                                       By /s/ Brian F. Hewitt
                                         ----------------------------------
                                         Title: Vice President

                                       DAI-ICHI KANGYO BANK, LTD.


                                       By /s/ Sunao Hirata
                                         ----------------------------------
                                         Title: Sr. Vice President &
                                                Joint General Manager



                                       6
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                                       DEUTSCHE FINANCIAL SERVICES


                                       By (Signature Illegible)
                                         ----------------------------------
                                         Title: Vice President

                                       THE FUJI BANK, LIMITED


                                       By /s/ Peter L. Chinnici
                                         ----------------------------------
                                         Title: Joint General Manager

                                       THE MITSUBISHI TRUST AND BANKING
                                             CORPORATION CHICAGO BRANCH


                                       By /s/ Nobuo Tominuga
                                         ----------------------------------
                                         Title: Chief Manager

                                       NATIONAL CITY BANK


                                       By /s/ Diego Tobon
                                         ----------------------------------
                                         Title: Vice President

                                       THE NORTHERN TRUST COMPANY


                                       By (Signature Illegible)
                                         ----------------------------------
                                        Title: Vice President



                                       7
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                                       THE CHASE MANHATTAN BANK,
                                         as Administrative Agent


                                       By /s/ Karen M. Shurf
                                         --------------------------
                                         Title: Vice President